                                                                    EXHIBIT 99.2


                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement") dated as of October 11, 1999, by and among The UniMark Group, Inc., a Texas corporation ("Seller") and Francois Gravil - Guy Picard, in trust for the company to be owned and operated by Francois Gravil and Guy Picard ("Purchaser").

                                    RECITALS

         WHEREAS, Seller owns the shares of Les Produits Deli-Bon, Inc., a Quebec corporation (the "Company") listed in Exhibit A hereto (the "Deli-Bon Shares"), being all of the issued and outstanding shares of the capital stock of the Company;

         WHEREAS, Seller desires to sell, and the Purchaser desires to purchase, the Deli-Bon Shares pursuant to the terms and conditions set forth in this Agreement; and

         NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations, and warranties contained herein, the parties hereto agree as follows:

1. Sale and Purchase of Stock. Seller hereby agrees to sell, and Purchaser hereby agrees to purchase, the Deli-Bon Shares for $1,423,932 payable as follows:

         (a) by delivering $320,000 (U.S.) in immediately available funds on the closing date (as set forth in Section 4 of this Agreement);

         (b) by executing and delivering a 30 day non-interest bearing promissory note in the original principal amount of $400,000 (U.S.), in substantially the same form as Exhibit B hereto (the "30 Day Note"). The note shall be secured by all the Deli-Bon Shares in accordance with the terms of two pledge agreements in substantially the same form as Exhibit C hereto (the "Short-term Pledge Agreement") and Exhibit F hereto (the "Long-term Pledge Agreement");

         (c) by executing and delivering a 60 day non-interest bearing promissory note in the original principal amount of $400,000 (U.S.), in substantially the same form as Exhibit D hereto (the "60 Day Note"). The note shall be secured by all the Deli-Bon Shares in accordance with the terms of two pledge agreements in substantially the same form as the Short-term Pledge Agreement and the Long-term Pledge Agreement;

         (d) by executing and delivering a five year promissory note in the original principal amount of $303,932 (U.S.). The note shall bear interest at 8.75% per annum, with interest and principal payable in monthly installments of $6,272 and shall be in substantially the same form as Exhibit E hereto (the "5 Year Note"). The note shall be secured by the Deli-Bon Shares. The note shall be secured by 51% of the outstanding Deli-Bon Shares in accordance with the terms of the Long-term Pledge Agreement.

         2. Supply Agreement. At the closing, the Company and Seller will enter into a supply agreement pursuant to which Seller will supply bulk fruits and Fruits of Four Seasons products from Mexico to Purchaser until December 31, 2000, as per established prices, in substantially the same form as Exhibit G hereto (the "Supply Agreement").

         3. Distribution Agreement. At the closing, the Company and Seller will enter into an exclusive distribution agreement pursuant to which the Company will have the right to act as the exclusive distributor in Canada for Seller's Fruits of Four Seasons products for a period of four years, in substantially the same form as Exhibit H hereto (the "Distribution Agreement").

         4. Closing. The closing shall take place on the 11th day of October, 1999, at the offices of Jakes Jordaan, PLLC, 300 Crescent Court, Suite 1600, Dallas, Texas 75201, or at such other time and place as agreed upon by the parties hereto (the "Closing").

         5. Representations and Agreements of Seller. Seller represents and warrants to, and agrees with Purchaser that, at the Closing:

                  A. The issued and outstanding capital stock of the Company consists of 1,450,000 shares of Common Stock and no other classes of stock. At the closing there shall be no change in the issued and outstanding stock of the Company.

                  B. All of the Deli-Bon Shares have been issued to Seller. The remaining authorized shares have not been issued, and there is no agreement to issue such shares.

                  C. The Company is validly existing under the laws of the Province of Quebec and has lawfully transacted business.

                  D. The Deli-Bon Shares owned by Seller are held by Seller free and clear of any liens or encumbrances.

                  E. To the best of its knowledge, the Company does not have any liabilities except as reflected on Exhibit I.

                  H. To the best of its knowledge, there are no actions, suits, or proceedings pending, or, threatened, in any court or any governmental or administrative agency against the Company, their properties or their assets.

                  I. To the best of its knowledge, the Company is not party to any agree ment or instrument, or subject to any charter, bylaw or other corporate restrictions materially or adversely effecting their business and operations, present or perspective, or their property, assets or conditions, financial or otherwise.

         6. Representations and Warranties by Purchaser. The Purchaser represents and warrants to Seller and the Company with respect to itself as follows:

                  A. The Purchaser has the power and authority to execute, deliver and perform this Agreement and any other documents to which it is a party, including the 30 Day Note, the 60 Day Note, the Short-term Pledge Agreement, the 5 Year Note, the Long-term Pledge Agreement, the Supply Agreement and the Distribution Agreement (collectively, the "Transaction Documents").

                  B. This Agreement and the Transaction Documents constitute the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with their respective terms and when executed by the Purchaser will constitute a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.

         7. Documents to be Delivered by Seller. At the closing Seller shall deliver to the Purchaser the following documents in form and substance satisfactory to Purchaser's counsel:

                  A. A certificate or certificates for the 210,000 shares of Common Stock in the Company to be transferred duly endorsed for transfer to Purchaser.

                  B. An affidavit that all representations and warranties made by Seller herein are true and correct as of the date of closing if the closing is not simultaneous with the execution of the Agreement.

         8. Documents to be Delivered by Purchaser. At the closing Purchaser shall deliver to the Seller the following documents in form and substance satisfactory to Purchaser's counsel:

                  A. An affidavit that all representations and warranties made by Purchaser herein are true and correct as of the date of closing if the closing is not simultaneous with the execution of the Agreement.

                  B. An opinion of counsel to the effect that this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery of this Agreement by the Purchaser, are the valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms.

         9. Documents to be Executed by Parties. At the closing the parties, as applicable, shall execute the following documents:

                  A.       30 Day Note;

                  B.       Short-term Pledge Agreement;

                  C.       60 Day Note;

                  D.       Long-term Pledge Agreement;

                  E.       5 Year Note;

                  F.       Supply Agreement; and

                  G.       Distribution Agreement.

         10. Survival of Representations. All representations made herein by Seller and Purchaser shall survive the closing for a period of one year.

         11. Negotiation. Each party hereto declares that the provisions of this Agreement and of all documents annexed thereto or referred to therein, have been freely negotiated and declares having read this Agreement and those documents and having understood their scope and nature.

         12. Language. The parties hereto have required that this Agreement and all documents annexed thereto or referred to therein, be written in the English language. Les parties ont requis que cette convention et tous documents y annexes ou auxquels elle refere soient rediges en langue anglaise.

         13. Effective Time. The closing of the transactions contemplated hereby shall be effective October 2, 1999.

         14. Governing Law; Binding Arbitration. This Agreement shall be construed in accordance with the laws of the State of Texas. The parties hereto agree that any dispute pertaining to this Agreement and the transactions contemplated hereby must be submitted to the British Columbia International Commercial Arbitration Centre (the Vancouver Centre for Commercial Disputes) in Vancouver, Canada for binding arbitration, to the exclusion of courts of law, in accordance with its General Commercial Arbitration Rules in force at the time of this Agreement. The parties hereto have required that any arbitration proceeding be conducted in the English language. Les parties ont requis que tous l'arbitrage soient en langue anglaise.

         15. Assignment. Neither this Agreement nor any interest of any party herein may be assigned, pledged or transferred without the prior written consent of the parties hereto.

         16. Binding Effect. This Agreement shall inure to the benefit of and is binding upon the parties hereto and their respective heirs, representatives, successors, and assigns but nothing herein shall be construed as an authorization or right of any party to assign their rights and obligations under this Agreement.

         17. Waiver. No waiver of any provision hereof shall be valid unless it is in writing and signed by the party against whom it is charged.

         18. Entire Agreement. This Agreement and the exhibits, together with the additional agreements between the Seller and Purchaser, all executed simultaneously herewith, constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

         19. Legal Expenses. Seller and Purchaser shall each pay their own costs and expenses incurred in connection with due diligence, the negotiation, preparation, and execution of the necessary documentation and closing of this transaction.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                            SELLER:

                            THE UNIMARK GROUP, INC.
                            A Texas corporation


                            /s/ Soren Bjorn
                            ----------------------------------------
                            Soren Bjorn
                            Chief Executive Officer, President and Secretary


                            PURCHASER:

                            FRANCOIS GRAVIL - GUY PICARD
                            In trust for the company to be owned and operated by Francois Gravil and Guy Picard


                            /s/ Francois Gravil
                            ----------------------------------------
                            Francois Gravil


                            /s/ Guy Picard
                            ----------------------------------------
                            Guy Picard

                                  EXHIBIT LIST

       Exhibit             Document
       -------             --------
         A.                Deli-Bon Shares

         B.                30 Day Note

         C.                Short-term Pledge Agreement

         D.                60 Day Note

         E.                5 Year Note

         F.                Long-term Pledge Agreement

         G.                Supply Agreement

         H.                Distribution Agreement

         I.                Liabilities

                                    EXHIBIT A

                                 DELI-BON SHARES

   Stock             Number of Shares             Certificate Number.
   -----             ----------------             -------------------
Common Stock            1,240,000                         C-1
Common Stock              210,000                         C-2

                                    EXHIBIT B

                                   30 DAY NOTE

                               30 DAY SECURED NOTE

$400,000 (U.S.)                   Dallas, Texas                October 11, 1999


         FOR VALUE RECEIVED, the undersigned, Francois Gravil - Guy Picard, in trust for the company to be owned and operated by Francois Gravil and Guy Picard ("Maker"), promises to pay to the order of The UniMark Group, Inc., a Texas corporation ("Payee"), whose principal office is located at 124 McMakin Road, Bartonville, Texas 76226, the principal sum of Four Hundred Thousand Dollars ($400,000), payable as provided herein, without interest.

         The principal shall be due and payable by the Maker to the Payee on November 10, 1999 (30 days from October 11, 1999).

         Principal under this Note, or any portion thereof, may be prepaid without penalty.

         This Note is issued and delivered under and in subject to the terms and provisions of that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated of even date herewith, by and among Payee and Maker. This Note is secured by a Short-term Pledge Agreement and a Long-term Pledge Agreement (collectively, the "Pledge Agreements"), each dated October 11, 1999, executed by the undersigned in favor of the holder hereto, covering all of the issued and outstanding shares of capital stock of Les Produits Deli-Bon, Inc., a Quebec corporation ("Deli-Bon") more fully described in Exhibit A hereto attached hereto (the "Deli-Bon Shares"). Reference is made to the Pledge Agreements for a statement of the rights and obligations of the Payee, a description of the nature and extent of the security and the rights of the parties in respect to such security.

         Maker, and any endorser or guarantors of this Note and all other persons who may become liable for all or any part of the obligations represented by this Note, severally waive presentment for payment, protest, notice of protest and of nonpayment, notice of intention to accelerate, and notice of acceleration.

          The following shall constitute Events of Default ("Event(s) of Default"):

                  (a) default in the due and punctual payment of the principal of the Note when and as such payment shall become due and payable, whether at maturity or by acceleration or otherwise if such payment is not made within ten (10) days of written notice mailed by Payee to Maker; or

                  (b) default in the performance or observance of any covenant or agreement of Maker in this Note or the Pledge Agreements other than as described in paragraph (a) above and the continuance of such default for a period of seven (7) days after the Payee has sent Maker written notice specifying such default and requiring that it be remedied, provided that no such default shall be deemed to occur if such default may not be cured within seven (7) days, if within said period the Maker has commenced and thereafter diligently and continuously pursues to cure such default, and the default is cured, in any event, within fourteen (14) days; or

                  (c) the filing by the Maker of a petition instituting any state or federal insolvency, bankruptcy, reorganization, arrangement, composition, or other debtor relief proceeding; the petition of or application to any tribunal for a receiver or trustee for itself or for any substantial part of any of its property; or

                  (d) the sale or transfer of all or substantially all of the assets of Deli-Bon or Maker.

         If an Event of Default occurs, then and in any such case Payee may declare the outstanding principal amount of the Note to be due and payable immediately, upon written notice to the Maker, and, upon any such declaration, the outstanding principal amount of the Note, together with all costs of collection, including reasonable attorneys' fees if collected by law or through an attorney at law, shall immediately become due and payable.

         Not withstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law. If any interest in excess of such maximum rate is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this transaction giving rise to the execution hereof, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of the Maker shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the maximum rate of interest permitted by applicable law shall be deemed, charged, required or permitted by a court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

         This note is made and is performable in Bartonville, Denton County, Texas, and Maker waives the right to be sued hereon elsewhere. This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the 11th day of October, 1999.


                               MAKER:

                               FRANCOIS GRAVIL - GUY PICARD
                               In trust for the company to be owned and operated by Francois Gravil and Guy Picard



                               ------------------------------------------------
                               Francois Gravil



                               ------------------------------------------------
                               Guy Picard

                                    EXHIBIT A

                           ALL OF THE DELI-BON SHARES

    Stock                        Number of Shares         Certificate Number.
    -----                        ----------------         -------------------
Common Stock                         710,500                     C-3
Common Stock                         739,500                     C-4

                                    EXHIBIT C

                           SHORT-TERM PLEDGE AGREEMENT

                           SHORT-TERM PLEDGE AGREEMENT

         THIS SHORT-TERM PLEDGE AGREEMENT (this "Agreement"), dated as of October 11, 1999, between Francois Gravil - Guy Picard, in trust for the company to be owned and operated by Francois Gravil and Guy Picard (the "Pledgor"), and The UniMark Group, Inc., a Texas corporation (the "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, the Pledgor, has entered into that certain Stock Purchase Agreement dated October 11, 1999 (the "Purchase Agreement")(certain capitalized terms used herein which are defined in the Purchase Agreement shall have the same meanings when used herein, unless otherwise defined herein) with the Secured Party, as Purchaser, pursuant to which, among other things, the Pledgor has agreed to purchase from the Secured Party, and the Secured Party has agreed to sell to the Pledgor, all of the issued and outstanding shares of capital stock of Les Produits Deli-Bon, Inc., a Quebec corporation (the "Deli-Bon Shares"); and

         WHEREAS, it is a condition precedent to the obligation of the Secured Party to sell the Deli-Bon Shares under the Purchase Agreement, that the Pledgor execute and deliver this Agreement and grant the security interests contemplated hereby; and

         WHEREAS, this Agreement, the Purchase Agreement, the 30 Day Note and the 60 Day Note are hereinafter sometimes referred to as the "Loan Documents".

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged by it, and in order to induce the Secured Party to sell the Deli-Bon Shares pursuant to the Purchase Agreement, Pledgor agrees with the Secured Party, as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1 Certain Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Collateral" is defined in Section 2.1.

         "Deli-Bon" means Les Produits Deli-Bon, Inc., a Quebec corporation.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not mean Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares made out of capital surplus.

         "Event of Default" means Pledgor is in default under this Agreement upon the happening of any of the following events or conditions (each an "Event of Default"): (a) any default in the timely performance of any covenant or agreement contained in or secured by this Agreement; (b) the entry of a judgment or levy against any part of the Collateral or any execution, attachment, sequestration, distraint warrant or other like or similar writ is issued with respect to any of the Collateral; (c) the title of Pledgor to the Collateral becomes the subject of litigation which would or might, in Secured Party's opinion, upon final determination result in substantial impairment or loss of the security provided by this Agreement and upon notice by Secured Party to Pledgor such litigation is not dismissed within 30 days of such notice; or (d) the occurrence of an Event of Default under the 30 Day Note or the 60 Day Note.

         "Initial Pledged Shares" means the capital stock of Deli-Bon more particularly described in Attachment 1 hereto.

         "Pledged Property" means all Pledged Shares, and all other pledged shares of capital stock, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Secured Party or may from time to time hereafter be delivered by the Pledgor to the Secured Party for the purpose of pledge under this Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         "Pledged Shares" means the Initial Pledged Shares and all other shares of capital stock of Deli-Bon, if any, which are delivered by the Secured Party as Pledged Property hereunder.

         "Pledgor" is defined in the preamble.

         "Purchase Agreement" is defined in the first recital.

         "Ratable" or "Ratably" means, in the context of a distribution of Collateral or a distribution of proceeds of any of the Collateral, an allocation of such Collateral or proceeds among the holders of the Deli-Bon Shares pro rata in accordance with their respective portion of the aggregate dollar amount of the Deli-Bon Shares to which the distribution is being applied.

         "Secured Obligations" is defined in Section 2.2.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of Texas.

         SECTION 1.2 Purchase Agreement Definitions. Etc. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Purchase Agreement. References to the masculine gender shall include the feminine and neuter genders unless the context otherwise requires.

         SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.

                                    ARTICLE 2

                                     PLEDGE

         SECTION 2.1 Grant of Security Interest. Pledgor hereby pledges, assigns, charges, mortgages, delivers and transfers to the Secured Party, and hereby grants to the Secured Party, a continuing security interest in, all of the following property (the "Collateral"):

         (a)      the Initial Pledged Shares;

         (b)      all Pledged Shares issued from time to time;

         (c) all other Pledged Property, whether now or hereafter delivered to the Secured Party in connection with this Agreement;

         (d) all Dividends, Distributions, interest and other payments and rights with respect to any Pledged Property; and

         (e)      all proceeds of any of the foregoing.

         SECTION 2.2 Security for Secured Obligations. This Agreement secures the payment in full of all obligations of the Pledgor now or hereafter existing related to the following:

         (a)      the 30 Day Note; and

         (b)      the 60 Day Note.

whether for principal, costs, fees, expenses or otherwise, and all obligations now or hereafter existing of Pledgor to the Secured Party (collectively, the "Secured Obligations").

         SECTION 2.3 Delivery of Pledged Property; Registration of Pledge, Transfer, etc. All certificates and instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Secured Party pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. The Secured Party shall have the right, at any time and without notice to Pledgor, to transfer to, or to register in the name of the Secured Party or any of its nominees, any or all of the Pledged Shares. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Shares for certificates or instruments of smaller or larger denominations.

         SECTION 2.4 Continuing Security Interest; Transfer of Note. This Agreement shall

         (a)      create a continuing security interest in the Collateral;

         (b) remain in full force and effect until payment in full of all Secured Obligations;

         (c) be binding upon Pledgor, its successors and assigns; provided that Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of the Secured Party; and

         (d) inure to the benefit of the Secured Party and their respective successors, transferees and assigns.

Without limiting the foregoing, any holder may assign or otherwise transfer any other obligation, held by it to any other person, in accordance with the terms of the Purchase Agreement, and such other person shall thereupon become vested with all the benefits in respect thereof granted herein, in the other Loan Documents or otherwise. Upon the payment in full of the Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, the Secured Party will, at Pledgor's expense, deliver all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Secured Party hereunder, and execute and deliver to Pledgor (without recourse or representation whatsoever), at Pledgor's expense, such documents as Pledgor shall reasonably request to evidence such termination.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Warranties, etc. Pledgor represents and warrants unto the Secured Party that as at the date of each pledge hereunder (including each pledge of Pledged Shares) by Pledgor to the Secured Party of any Collateral,

         (a) Pledgor has all requisite power and authority, and has taken all necessary corporate action, to execute and deliver and perform its obligations under this Pledge Agreement and to pledge the Collateral hereunder.

         (b) The execution, delivery and performance of this Agreement by Pledgor, and the pledge of the Collateral hereunder do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any contractual obligation of Pledgor or any law or government regulation or court decree or order and will not result in or require the creation or imposition of any lien on any of Pledgor's properties pursuant to the provisions of any contractual obligation. This Agreement is the legal, valid and binding obligation of Pledgor enforceable in accordance with its terms subject to the effect of

                           (i) any applicable bankruptcy, insolvency or similar
                  laws affecting creditors' rights generally; and

                           (ii) general principles of equity (regardless of
                  whether considered in a proceeding in equity or at law).

         (c) Except as disclosed in the Purchase Agreement, there is no pending or, to the knowledge of Pledgor, threatened litigation, arbitration or governmental investigation, proceeding or inquiry against Pledgor, or to which any of its properties, assets or revenues is subject.

         (d) Pledgor will be the legal and beneficial owner of, and will have good and marketable title to (and will have full right and authority to pledge and assign) all Collateral, free and clear of all liens or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Secured Party.

         (e) The delivery of the Collateral (including the delivery of the Initial Pledged Shares) to the Secured Party will be effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, and no filing or other action will be necessary to perfect or protect such security interest.

         (f) In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares will be duly authorized and validly issued, fully paid, and non-assessable.

         (g) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority will be required either

                           (i) for the pledge by Pledgor of any Collateral
                  pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Pledgor, or

                           (ii) for the exercise by the Secured Party of the
                  voting or other rights provided for in this Agreement, or (except, with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally) the remedies in respect of the Collateral pursuant to this Agreement.


                                    ARTICLE 4

                                    COVENANTS

         SECTION 4.1 Protect Collateral; Further Assurances. etc. Pledgor will not sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Secured Party hereunder). Pledgor will warrant and will use its best efforts to defend the right and title herein granted unto the Secured Party in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Pledgor agrees that at any time, and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 4.2 Stock Powers, etc. Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Secured Party. Pledgor will, from time to time upon the request of the Secured Party, promptly deliver to the Secured Party such stock powers, instruments and similar documents, satisfactory in form and substance to the Secured Party, with respect to the Collateral as the Secured Party may reasonably request and will, from time to time upon the request of the Secured Party after the occurrence of any default, promptly transfer any Pledged Shares or other shares of stock constituting Collateral into the name of the Secured Party or any nominee designated by the Secured Party.

         SECTION 4.3 Continuous Pledge. Pledgor will, at all times, keep pledged to the Secured Party pursuant hereto all Pledged Shares and all other shares of stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds and rights from time to time received by or distributable to Pledgor in respect of any Collateral.

         SECTION 4.4 Voting Rights; Dividends, etc. Pledgor agrees to deliver all Distributions at any time received by it to the Secured Party to be held as Collateral hereunder and, in addition, to deliver (properly endorsed where required hereby or requested by the Secured Party) to the Secured Party:

         (a) after any Default shall have occurred and be continuing or if any Default shall occur as a result thereof, promptly upon receipt thereof by Pledgor and without any request therefor by the Secured Party, all Dividends, all other cash payments and all proceeds of the Collateral, all of which shall be held by the Secured Party as additional collateral for use in accordance with Section 5.4; and

         (b) after any Default shall have occurred and be continuing, promptly upon request of the Secured Party, such proxies and other documents as may be necessary to allow the Secured Party to exercise the voting power with respect to any share of capital stock constituting Collateral;

provided, however, that unless a default shall have occurred and be continuing or result therefrom, Pledgor shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Purchase Agreement or any other Loan Document (including this Agreement), the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral (subject to Pledgor's obligation to deliver to the Secured Party such Pledged Shares and other shares in pledge hereunder).

All Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by Pledgor but which Pledgor is then obligated to deliver to the Secured Party, shall, until delivery to the Secured Party, be held by Pledgor separate and apart from its other property in trust for the Secured Party. The Secured Party agrees that unless a Default shall have occurred and be continuing, the Secured Party shall, upon the written request of Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Pledgor which are necessary to allow Pledgor to exercise voting power with respect to any share of capital stock (including Pledged Shares) constituting Collateral; provided, however that no vote shall be cast, or consent, waiver or ratification given, or action taken by Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Purchase Agreement or any other Loan Document (including this Agreement).

         SECTION 4.5 Sale of Assets. Pledgor will not sell, assign, transfer, pledge or encumber all or substantially all of the assets that are necessary for the operations of Deli-Bon as presently conducted.

         SECTION 4.6 Payment of the Obligations. The Pledgor will pay each part of the 30 Day Note and the 60 Day Note and obligations under the Purchase Agreement when due.

         SECTION 4.7 Agreements. Pledgor will comply with and duly and punctually perform and observe all agreements, covenants, and obligations contained in the Loan Documents and any other agreement between it and the Secured Party.

         SECTION 4.8 Books and Records; Inspection. Pledgor will maintain in a secure place on the Pledgor's premises, complete proper and accurate books, records, ledgers, correspondence, and other papers relating to Deli-Bon's business and affairs. The Secured Party will at all reasonable times have the right to examine, inspect, audit, verify, and copy such items, and to remove copies thereof and to discuss any of same with appropriate officers, accountants, and auditors of Pledgor.

         SECTION 4.9 Notice of Default. Within twenty-four (24) hours of the discovery by Pledgor of the occurrence of a Default or Event of Default hereunder or under any of the other Transaction Documents or an event which could reasonably be expected to result in a Default or Event of Default hereunder or under any other Loan Document, the Pledgor will notify the Secured Party and will deliver a certificate signed by the president, chief executive officer or the chief financial officer of the Pledgor concerning the nature and period of existence thereof and the steps, if any, being taken to cure such Default or Event of Default.

         SECTION 4.10 Maintenance of Existence, Approvals, and Licenses. Pledgor will preserve and maintain Deli-Bon's existence, rights, privileges, operations and franchises in its jurisdiction of creation, qualify and remain qualified in each jurisdiction in which, under then applicable law, the nature of its business or the ownership of its properties requires such qualification and obtain and maintain in full force all approvals, licenses (governmental and private) permits, and authorizations necessary to conduct its business and comply with its obligations under the Loan Documents. Pledgor will continue to operate Deli-Bon in a prudent and businesslike manner.

         SECTION 4.11 Compliance with Laws, Material Agreements, and Licenses. Pledgor will comply with all foreign and domestic laws, rules, regulations, ordinances, orders, judgments, and decrees applicable to it or any of its property, a breach of which (when considered alone or when aggregated with the effect of other breaches) could have a material adverse effect, will comply in all respects with all material agreements, indentures, mortgages, leases, and other documents to which it is a party or by which it or any of its property is bound and will keep in full force and effect all material licenses, permits, and franchises necessary or useful for the conduct of its business.

         SECTION 4.12 Maintenance of Assets and Insurance. Pledgor will keep all assets which are useful and necessary in the business in good working order and condition, make all necessary replacements and maintain, or cause to be maintained, such insurance as is customarily maintained by other businesses of comparable type and size with such financially sound and reputable insurers, in such amounts and covering such risks as shall be satisfactory and acceptable to the Secured Party.

         SECTION 4.13 Financial Information. Pledgor will furnish to the Secured Party with seven (7) days (a) such financial information and information regarding Payee and Deli-Bon as the Secured Party may from time to time reasonably request and (b) written notice of the occurrence of any event which would make any representation contained in Article III untrue at such time.


                                    ARTICLE 5

                                    REMEDIES

         SECTION 5.1 Actions upon Event of Default. In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Secured Party shall have all rights and remedies of a secured party upon default under the U.C.C. or other applicable law. Any notification required by law of any intended disposition by the Secured Party of any of the Collateral shall be deemed reasonably and properly given if given at least 15 days before such disposition. Without limitation of the above, the secured Party may, whenever an Event of Default shall have occurred and be continuing, without prior notice to Pledgor, take all or any of the following actions:

         (a) transfer all or any part of the Collateral into the name of the Secured Party or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

         (b) notify the parties obligated on any of the Collateral to make payment to the Secured Party of any amount due or to become due thereunder;

         (c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

         (d) endorse any checks, drafts, or other writings in Pledgor's name to allow collection of the Collateral;

         (e) take control of any proceeds of the Collateral; and

         (f) execute (in the name, place and stead of Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 5.2 Attorney-in-Fact. Pledgor hereby irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, the Secured Party, or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, upon the occurrence and continuance of an Event of Default, all actions described in Section 5.1.

         SECTION 5.3 Private Sales.

         (a) Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay sale of any of the Pledged Shares for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Deli-Bon would agree to do so.

         (b) Pledgor further agrees to use its best efforts to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this Section 5.3 valid and binding and in compliance with any and all other applicable requirements of law.

         SECTION 5.4 Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as additional collateral security for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Secured Obligations in the following order:

         (a) first, Ratably, to the principal then due on the 30 Day Note;

         (b) second, Ratably, to the principal then due on the 60 Day Note;

         (c) third, to any other Secured Obligations then due or owing.

Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 5.5 Indemnity and Expenses. Pledgor hereby indemnifies and holds harmless the Secured Party from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Secured Party's gross negligence or wilful misconduct. Upon demand, Pledgor will pay, or cause to be paid, to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with:

         (a) the administration of this Agreement;

         (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

         (c) the exercise or enforcement of any of the rights of the Secured Party hereunder and any action taken by the Secured Party under Section 6.5; or

         (d) the failure by Pledgor to perform or observe any of the provisions hereof.

                                    ARTICLE 6

                                  MISCELLANEOUS

         SECTION 6.1 Amendments, etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing, signed by the Secured Party and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 6.2 Obligations Not Affected. The obligations of Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

         (a) any amendment or modification or addition or supplement to the Purchase Agreement, any other Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

         (b) any exercise, non-exercise or waiver by the Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to this Agreement, the Purchase Agreement or any Loan Document;

         (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Purchase Agreement or any Loan Document or any assignment or transfer of any thereof; or

         (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, death or incompetency of the Pledgor or any other Person, whether or not Pledgor shall have notice or knowledge of any of the foregoing.

         SECTION 6.3 Protection of Collateral. The Secured Party may from time to time, at its option, perform any act which Pledgor agrees hereunder to perform and which Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Secured Party may from time to time take any other action which the Secured Party reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 6.4 Addresses for Notices. All notices and other communications provided for hereunder to any party hereto under this Agreement shall be in writing or by facsimile and addressed or delivered to it at the address set forth below its signature hereto, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any such notice, if mailed and properly addressed with postage prepaid, shall be deemed given seven (7) calendar days after mailing; any notice, if transmitted by facsimile shall be deemed given when transmitted on a business day (with evidence of transmission confirmation).

         SECTION 6.5 Governing Law; Jurisdiction.

         (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         (b) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT SITTING IN DALLAS, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATED DOCUMENT (AND PLEDGOR AGREES THAT SUCH JURISDICTION WILL BE EXCLUSIVE WITH RESPECT TO CLAIMS BROUGHT BY PLEDGOR AGAINST THE SECURED PARTY), AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR FEDERAL COURT. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

         (c) Pledgor hereby irrevocably designates, appoints and empowers C.T. Corporation System, 350 N. St. Paul Street, Suite 2900, Dallas, Texas 75201, as its authorized agent to receive, for and on its behalf and on behalf of its property, service of process in the State of Texas when and as such legal actions or proceedings may be brought in the courts of the State of Texas or of the United States of America sitting in Texas, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to Pledgor, or upon the earliest of any other date permitted by applicable law. It is understood that a copy of said process served on such agent will as soon as practicable be forwarded to Pledgor, at its address set forth below, but Pledgor's failure to receive such copy shall not affect in any way the service of said process on said agent as the agent of Pledgor. Pledgor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to Pledgor at its address set forth below, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Pledgor agrees that it will at all times continuously maintain an agent to receive service of process in the State of Texas and in the event that, for any reason, the agent named above or its successor shall no longer serve as its agent to receive service of process in the State of Texas on its behalf, it shall promptly appoint a successor so to serve and shall advise the Secured Party. Nothing in this Section 6.5 shall affect the right of the Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

         SECTION 6.6 Waiver of Jury Trial. Etc. THE SECURED PARTY, AND PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS

THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE SECURED PARTY OR PLEDGOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY'S ENTERING INTO THE PURCHASE AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                 THE UNIMARK GROUP, INC.,
                                 A Texas corporation


                                 By:
                                    --------------------------------------
                                       Soren Bjorn
                                       Chief Executive Officer, President and
                                       Secretary

                                 Address:          P.O. Box 229
                                                   Bartonville, Texas 76226

                                 Telecopy No.:     (817) 491-1272

                                 Attention:        Soren Bjorn

                                 FRANCOIS GRAVIL - GUY PICARD
                                 In trust for the company to be owned and operated by Francois Gravil and Guy Picard



                                 ---------------------------------
                                 Francois Gravil



                                 ---------------------------------
                                 Guy Picard

                                 Telecopy No.: (418) 842-8926



STATE OF TEXAS       )
                     )
COUNTY OF DALLAS     )

         On the 11th day of October, 1999 before me personally came FRANCOIS GRAVIL, to me known who, being sworn, did depose and say that he is to own and operate the entity to be formed as Francois Gravil - Guy Picard with Guy Picard, described in and which executed the foregoing instrument and that he signed his name thereto in trust for, and on behalf of, said company to be owned and operated by Francois Gravil and Guy Picard.


                                  ----------------------------------------------
                                  Notary Public


STATE OF TEXAS       )
                     )
COUNTY OF DALLAS     )

         On the 11th day of October, 1999 before me personally came GUY PICARD, to me known who, being sworn, did depose and say that he is to own and operate the entity to be formed as Francois Gravil - Guy Picard with Francois Gravil, described in and which executed the foregoing instrument; and that he signed his name thereto in trust for, and on behalf of, said company to be owned and operated by Francois Gravil and Guy Picard.


                                  ----------------------------------------------
                                  Notary Public

                                  ATTACHMENT 1
                            (to the Pledge Agreement)


                             INITIAL PLEDGED SHARES

                       49% OF OUTSTANDING DELI-BON SHARES


    Stock                 Number of Shares Pledged (49%)     Certificate Number
    -----                 ------------------------------     ------------------


Common Stock                          710,500                       C-3






























ATTACHMENT 1 - Solo Page

                                    EXHIBIT D

                                   60 DAY NOTE

                               60 DAY SECURED NOTE

$400,000 (U.S.)                    Dallas, Texas               October 11, 1999


         FOR VALUE RECEIVED, the undersigned, Francois Gravil - Guy Picard, in trust for the company to be owned and operated by Francois Gravil and Guy Picard ("Maker"), promises to pay to the order of The UniMark Group, Inc., a Texas corporation ("Payee"), whose principal office is located at 124 McMakin Road, Bartonville, Texas 76226, the principal sum of Four Hundred Thousand Dollars ($400,000), payable as provided herein, without interest.

         The principal shall be due and payable by the Maker to the Payee on December 10, 1999 (60 days from October 11, 1999).

         Principal under this Note, or any portion thereof, may be prepaid without penalty.

         This Note is issued and delivered under and in subject to the terms and provisions of that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated of even date herewith, by and among Payee and Maker. This Note is secured by a Short-term Pledge Agreement and a Long-term Pledge Agreement (collectively, the "Pledge Agreements"), each dated October 11, 1999, executed by the undersigned in favor of the holder hereto, covering all of the issued and outstanding shares of capital stock of Les Produits Deli-Bon, Inc., a Quebec corporation ("Deli-Bon") more fully described in Exhibit A hereto attached hereto (the "Deli-Bon Shares"). Reference is made to the Pledge Agreements for a statement of the rights and obligations of the Payee, a description of the nature and extent of the security and the rights of the parties in respect to such security.

         Maker, and any endorser or guarantors of this Note and all other persons who may become liable for all or any part of the obligations represented by this Note, severally waive presentment for payment, protest, notice of protest and of nonpayment, notice of intention to accelerate, and notice of acceleration.

          The following shall constitute Events of Default ("Event(s) of Default"):

                  (a) default in the due and punctual payment of the principal of the Note, when and as such payment shall become due and payable, whether at maturity or by acceleration or otherwise if such payment is not made within ten (10) days of written notice mailed by Payee to Maker; or

                  (b) default in the performance or observance of any covenant or agreement of Maker in this Note or the Pledge Agreements other than as described in paragraph (a) above and the continuance of such default for a period of seven (7) days after the Payee has sent Maker written notice specifying such default and requiring that it be remedied, provided that no such default shall be deemed to occur if such default may not be cured within seven (7) days, if within said period the Maker has commenced and thereafter diligently and continuously pursues to cure such default, and the default is cured, in any event, within fourteen (14) days; or

                  (c) the filing by the Maker of a petition instituting any state or federal insolvency, bankruptcy, reorganization, arrangement, composition, or other debtor relief proceeding; the petition of or application to any tribunal for a receiver or trustee for itself or for any substantial part of any of its property; or

                  (d) the sale or transfer of all or substantially all of the assets of Deli-Bon or Maker.

         If an Event of Default occurs, then and in any such case Payee may declare the outstanding principal amount of the Note to be due and payable immediately, upon written notice to the Maker, and, upon any such declaration, the outstanding principal amount of the Note, together with all costs of collection, including reasonable attorneys' fees if collected by law or through an attorney at law, shall immediately become due and payable.

         Not withstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law. If any interest in excess of such maximum rate is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this transaction giving rise to the execution hereof, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of the Maker shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the maximum rate of interest permitted by applicable law shall be deemed, charged, required or permitted by a court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

         This note is made and is performable in Bartonville, Denton County, Texas, and Maker waives the right to be sued hereon elsewhere. This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the 11th day of October, 1999.


                               MAKER:

                               FRANCOIS GRAVIL - GUY PICARD
                               In trust for the company to be owned and operated by Francois Gravil and Guy Picard



                               ----------------------------------------
                               Francois Gravil



                               ----------------------------------------
                               Guy Picard

                                    EXHIBIT A

                           ALL OF THE DELI-BON SHARES

   Stock                         Number of Shares           Certificate Number.
   -----                         ----------------           -------------------
Common Stock                          710,500                      C-3
Common Stock                          739,500                      C-4

                                    EXHIBIT E

                                 FIVE YEAR NOTE

                             FIVE YEAR SECURED NOTE

$303,932 (U.S.)                  Dallas, Texas                  October 11, 1999


         FOR VALUE RECEIVED, the undersigned, Francois Gravil - Guy Picard, in trust for the company to be owned and operated by Francois Gravil and Guy Picard ("Maker"), promises to pay to the order of The UniMark Group, Inc., a Texas corporation ("Payee"), whose principal office is located at 124 McMakin Road, Bartonville, Texas 76226, the principal sum of Three Hundred Three Thousand Nine Hundred Thirty-Two Dollars ($303,932), payable as provided herein, plus accrued interest on the outstanding principal balance, at a rate of 8.75% per annum as herein specified.

         The principal plus accrued interest thereon shall be due and payable by the Maker to the Payee over five years in monthly installments of $6,272, beginning on November 15, 1999. All past due interest shall bear interest at the highest rate permitted by applicable law.

         Principal and accrued interest under this Note, or any portion thereof, may be prepaid without penalty. All payments and prepayments shall be applied first to accrued and unpaid interest, and the balance of any such payments or prepayments shall be applied to outstanding principal in the order of maturity.

         This Note is issued and delivered under and in subject to the terms and provisions of that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated of even date herewith, by and among Payee and Maker. This Note is secured by a Long-term Pledge Agreement dated October 11, 1999, executed by the undersigned in favor of the holder hereto, covering 51% of the issued and outstanding shares of capital stock of Les Produits Deli-Bon, Inc., a Quebec corporation ("Deli-Bon") more fully described in Exhibit A hereto attached hereto (the "Deli-Bon Shares"). Reference is made to the Long-term Pledge Agreement for a statement of the rights and obligations of the Payee, a description of the nature and extent of the security and the rights of the parties in respect to such security.

         Maker, and any endorser or guarantors of this Note and all other persons who may become liable for all or any part of the obligations represented by this Note, severally waive presentment for payment, protest, notice of protest and of nonpayment, notice of intention to accelerate, and notice of acceleration.

          The following shall constitute Events of Default ("Event(s) of Default"):

                  (a) default in the due and punctual payment of the principal of the Note, or any interest accrued thereon, when and as such payment shall become due and payable, whether at maturity or by acceleration or otherwise if such payment is not made within ten (10) days of written notice has been mailed by Payee to Maker; or

                  (b) default in the performance or observance of any covenant or agreement of the Company in this Note or the Long-term Pledge Agreement other than as described in paragraph (a) above and the continuance of such default for a period of thirty (30) days after the Payee has sent Maker written notice specifying such default and requiring that it be remedied, provided that no such default shall be deemed to occur if such default may not be cured within thirty (30) days, if within said period the Maker has commenced and thereafter diligently and continuously pursues to cure such default, and the default is cured, in any event, within one hundred twenty (120) days; or

                  (c) the filing by the Maker of a petition instituting any state or federal insolvency, bankruptcy, reorganization, arrangement, composition, or other debtor relief proceeding; the petition of or application to any tribunal for a receiver or trustee for itself or for any substantial part of any of its property; or

                  (d) the sale or transfer of all or substantially all of the assets of Deli-Bon or Maker.

         If an Event of Default occurs, then and in any such case Payee may declare the outstanding principal amount of the Note to be due and payable immediately, upon written notice to the Maker, and, upon any such declaration, the outstanding principal amount of the Note, and the interest accrued thereon, together with all costs of collection, including reasonable attorneys' fees if collected by law or through an attorney at law, shall immediately become due and payable.


         Not withstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law. If any interest in excess of such maximum rate is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this transaction giving rise to the execution hereof, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of the Maker shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the maximum rate of interest permitted by applicable law shall be deemed, charged, required or permitted by a court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

         This note is made and is performable in Bartonville, Denton County, Texas, and Maker waives the right to be sued hereon elsewhere. This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the 11th day of October, 1999.


                               MAKER:

                               FRANCOIS GRAVIL - GUY PICARD
                               In trust for the company to be owned and operated by Francois Gravil and Guy Picard



                               ----------------------------------------
                               Francois Gravil



                               ----------------------------------------
                               Guy Picard

                                    EXHIBIT A

                                 DELI-BON SHARES

    Stock                        Number of Shares           Certificate Number.
    -----                        ----------------           -------------------
Common Stock                         739,500                        C-4

                                    EXHIBIT F

                           LONG-TERM PLEDGE AGREEMENT

                           LONG-TERM PLEDGE AGREEMENT

         THIS LONG-TERM PLEDGE AGREEMENT (this "Agreement"), dated as of October 11, 1999, between Francois Gravil - Guy Picard, in trust for the company to be owned and operated by Francois Gravil and Guy Picard (the "Pledgor"), and The UniMark Group, Inc., a Texas corporation (the "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, the Pledgor, has entered into that certain Stock Purchase Agreement dated October 11, 1999 (the "Purchase Agreement")(certain capitalized terms used herein which are defined in the Purchase Agreement shall have the same meanings when used herein, unless otherwise defined herein) with the Secured Party, as Purchaser, pursuant to which, among other things, the Pledgor has agreed to purchase from the Secured Party, and the Secured Party has agreed to sell to the Pledgor, all of the issued and outstanding shares of capital stock of Les Produits Deli-Bon, Inc., a Quebec corporation (the "Deli-Bon Shares"); and

         WHEREAS, it is a condition precedent to the obligation of the Secured Party to sell the Deli-Bon Shares under the Purchase Agreement, that the Pledgor execute and deliver this Security Agreement and grant the security interests contemplated hereby; and

         WHEREAS, this Agreement, the Purchase Agreement, the 30 Day Note, the 60 Day Note and the 5 Year Note are hereinafter sometimes referred to as the "Loan Documents".

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged by it, and in order to induce the Secured Party to sell the Deli-Bon Shares pursuant to the Purchase Agreement, Pledgor agrees with the Secured Party, as follows:

                                    ARTICLE 7

                                   DEFINITIONS

         SECTION 7.1 Certain Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Collateral" is defined in Section 2.1.

         "Deli-Bon" means Les Produits Deli-Bon, Inc., a Quebec corporation.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not mean Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares made out of capital surplus.

         "Event of Default" means Pledgor is in default under this Agreement upon the happening of any of the following events or conditions (each an "Event of Default"): (a) any default in the timely performance of any covenant or agreement contained in or secured by this Agreement; (b) the entry of a judgment or levy against any part of the Collateral or any execution, attachment, sequestration, distraint warrant or other like or similar writ is issued with respect to any of the Collateral; (c) the title of Pledgor to the Collateral becomes the subject of litigation which would or might, in Secured Party's opinion, upon final determination result in substantial impairment or loss of the security provided by this Agreement and upon notice by Secured Party to Pledgor such litigation is not dismissed within 30 days of such notice; or (d) the occurrence of an Event of Default under the 30 Day Note, the 60 Day Note, or the 5 Year Note.

         "Initial Pledged Shares" means the capital stock of Deli-Bon more particularly described in Attachment 1 hereto.

         "Pledged Property" means all Pledged Shares, and all other pledged shares of capital stock, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Secured Party or may from time to time hereafter be delivered by the Pledgor to the Secured Party for the purpose of pledge under this Agreement or any other Loan Document, and all proceeds of any of the foregoing.

         "Pledged Shares" means the Initial Pledged Shares and all other shares of capital stock of Deli-Bon, if any, which are delivered by the Secured Party as Pledged Property hereunder.

         "Pledgor" is defined in the preamble.

         "Purchase Agreement" is defined in the first recital.

         "Ratable" or "Ratably" means, in the context of a distribution of Collateral or a distribution of proceeds of any of the Collateral, an allocation of such Collateral or proceeds among the holders of the Deli-Bon Shares pro rata in accordance with their respective portion of the aggregate dollar amount of the Deli-Bon Shares to which the distribution is being applied.

         "Secured Obligations" is defined in Section 2.2.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of Texas.

         SECTION 7.2 Purchase Agreement Definitions. Etc. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Purchase Agreement. References to the masculine gender shall include the feminine and neuter genders unless the context otherwise requires.

         SECTION 7.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.


                                    ARTICLE 8

                                     PLEDGE

         SECTION 8.1 Grant of Security Interest. Pledgor hereby pledges, assigns, charges, mortgages, delivers and transfers to the Secured Party, and hereby grants to the Secured Party, a continuing security interest in, all of the following property (the "Collateral"):

         (a)      the Initial Pledged Shares;

         (b)      all Pledged Shares issued from time to time;

         (c) all other Pledged Property, whether now or hereafter delivered to the Secured Party in connection with this Agreement;

         (d) all Dividends, Distributions, interest and other payments and rights with respect to any Pledged Property; and

         (e)      all proceeds of any of the foregoing.

         SECTION 8.2 Security for Secured Obligations. This Agreement secures the payment in full of all obligations of the Pledgor now or hereafter existing related to the 30 Day Note, 60 Day Note and 5 Year Note, whether for principal, interest, costs, fees, expenses or otherwise, and all obligations now or hereafter existing of Pledgor to the Secured Party (collectively, the "Secured Obligations").

         SECTION 8.3 Delivery of Pledged Property; Registration of Pledge, Transfer, etc. All certificates and instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Secured Party pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank. The Secured Party shall have the right, at any time and without notice to Pledgor, to transfer to, or to register in the name of the Secured Party or any of its nominees, any or all of the Pledged Shares. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Shares for certificates or instruments of smaller or larger denominations.

         SECTION 8.4 Continuing Security Interest; Transfer of Note. This Agreement shall

         (a)      create a continuing security interest in the Collateral;

         (b) remain in full force and effect until payment in full of all Secured Obligations;

         (c) be binding upon Pledgor, its successors and assigns; provided that Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of the Secured Party; and

         (d) inure to the benefit of the Secured Party and their respective successors, transferees and assigns.

Without limiting the foregoing, any holder may assign or otherwise transfer any other obligation, held by it to any other person, in accordance with the terms of the Purchase Agreement, and such other person shall thereupon become vested with all the benefits in respect thereof granted herein, in the other Loan Documents or otherwise. Upon the payment in full of the Secured Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, the Secured Party will, at Pledgor's expense, deliver all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Secured Party hereunder, and execute and deliver to Pledgor (without recourse or representation whatsoever), at Pledgor's expense, such documents as Pledgor shall reasonably request to evidence such termination.

                                    ARTICLE 9

                         REPRESENTATIONS AND WARRANTIES

         SECTION 9.1 Warranties, etc. Pledgor represents and warrants unto the Secured Party that as at the date of each pledge hereunder (including each pledge of Pledged Shares) by Pledgor to the Secured Party of any Collateral,

         (a) Pledgor has all requisite power and authority, and has taken all necessary corporate action, to execute and deliver and perform its obligations under this Pledge Agreement and to pledge the Collateral hereunder.

         (b) The execution, delivery and performance of this Agreement by Pledgor, and the pledge of the Collateral hereunder do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any contractual obligation of Pledgor or any law or government regulation or court decree or order and will not result in or require the creation or imposition of any lien on any of Pledgor's properties pursuant to the provisions of any contractual obligation. This Agreement is the legal, valid and binding obligation of Pledgor enforceable in accordance with its terms subject to the effect of

                           (i) any applicable bankruptcy, insolvency or similar
                  laws affecting creditors' rights generally; and

                           (ii) general principles of equity (regardless of
                  whether considered in a proceeding in equity or at law).

         (c) Except as disclosed in the Purchase Agreement, there is no pending or, to the knowledge of Pledgor, threatened litigation, arbitration or governmental investigation, proceeding or inquiry against Pledgor, or to which any of its properties, assets or revenues is subject.

         (d) Pledgor will be the legal and beneficial owner of, and will have good and marketable title to (and will have full right and authority to pledge and assign) all Collateral, free and clear of all liens or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Secured Party.

         (e) The delivery of the Collateral (including the delivery of the Initial Pledged Shares) to the Secured Party will be effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, and no filing or other action will be necessary to perfect or protect such security interest.

         (f) In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares will be duly authorized and validly issued, fully paid, and non-assessable.

         (g) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority will be required either

                           (i) for the pledge by Pledgor of any Collateral
                  pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Pledgor, or

                           (ii) for the exercise by the Secured Party of the
                  voting or other rights provided for in this Agreement, or (except, with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally) the remedies in respect of the Collateral pursuant to this Agreement.


                                   ARTICLE 10

                                    COVENANTS

         SECTION 10.1 Protect Collateral; Further Assurances. etc. Pledgor will not sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Secured Party hereunder). Pledgor will warrant and will use its best efforts to defend the right and title herein granted unto the Secured Party in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Pledgor agrees that at any time, and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 10.2 Stock Powers, etc. Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Secured Party. Pledgor will, from time to time upon the request of the Secured Party, promptly deliver to the Secured Party such stock powers, instruments and similar documents, satisfactory in form and substance to the Secured Party, with respect to the Collateral as the Secured Party may reasonably request and will, from time to time upon the request of the Secured Party after the occurrence of any default, promptly transfer any Pledged Shares or other shares of stock constituting Collateral into the name of the Secured Party or any nominee designated by the Secured Party.

         SECTION 10.3 Continuous Pledge. Pledgor will, at all times, keep pledged to the Secured Party pursuant hereto all Pledged Shares and all other shares of stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds and rights from time to time received by or distributable to Pledgor in respect of any Collateral.

         SECTION 10.4 Voting Rights; Dividends, etc. Pledgor agrees to deliver all Distributions at any time received by it to the Secured Party to be held as Collateral hereunder and, in addition, to deliver (properly endorsed where required hereby or requested by the Secured Party) to the Secured Party:

         (a) after any Default shall have occurred and be continuing or if any Default shall occur as a result thereof, promptly upon receipt thereof by Pledgor and without any request therefor by the Secured Party, all Dividends, all other cash payments and all proceeds of the Collateral, all of which shall be held by the Secured Party as additional collateral for use in accordance with Section 5.4; and

         (b) after any Default shall have occurred and be continuing, promptly upon request of the Secured Party, such proxies and other documents as may be necessary to allow the Secured Party to exercise the voting power with respect to any share of capital stock constituting Collateral;

provided, however, that unless a default shall have occurred and be continuing or result therefrom, Pledgor shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Purchase Agreement or any other Loan Document (including this Agreement), the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral (subject to Pledgor's obligation to deliver to the Secured Party such Pledged Shares and other shares in pledge hereunder).

All Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by Pledgor but which Pledgor is then obligated to deliver to the Secured Party, shall, until delivery to the Secured Party, be held by Pledgor separate and apart from its other property in trust for the Secured Party. The Secured Party agrees that unless a Default shall have occurred and be continuing, the Secured Party shall, upon the written request of Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Pledgor which are necessary to allow Pledgor to exercise voting power with respect to any share of capital stock (including Pledged Shares) constituting Collateral; provided, however that no vote shall be cast, or consent, waiver or ratification given, or action taken by Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Purchase Agreement or any other Loan Document (including this Agreement).

         SECTION 10.5 Sale of Assets. Pledgor will not sell, assign, transfer, pledge or encumber all or substantially all of the assets that are necessary for the operations of Deli-Bon as presently conducted.

         SECTION 10.6 Payment of the Obligations. The Pledgor will pay each part of the 30 Day Note, 60 Day Note, 5 Year Note and obligations under the Purchase Agreement when due.

         SECTION 10.7 Agreements. Pledgor will comply with and duly and punctually perform and observe all agreements, covenants, and obligations contained in the Loan Documents and any other agreement between it and the Secured Party.

         SECTION 10.8 Books and Records; Inspection. Pledgor will maintain in a secure place on the Pledgor's premises, complete proper and accurate books, records, ledgers, correspondence, and other papers relating to Deli-Bon's business and affairs. The Secured Party will at all reasonable times have the right to examine, inspect, audit, verify, and copy such items, and to remove copies thereof and to discuss any of same with appropriate officers, accountants, and auditors of Pledgor.

         SECTION 10.9 Notice of Default. Within twenty-four (24) hours of the discovery by Pledgor of the occurrence of a Default or Event of Default hereunder or under any of the other Transaction Documents or an event which could reasonably be expected to result in a Default or Event of Default hereunder or under any other Loan Document, the Pledgor will notify the Secured Party and will deliver a certificate signed by the president, chief executive officer or the chief financial officer of the Pledgor concerning the nature and period of existence thereof and the steps, if any, being taken to cure such Default or Event of Default.

         SECTION 10.10 Maintenance of Existence, Approvals, and Licenses. Pledgor will preserve and maintain Deli-Bon's existence, rights, privileges, operations and franchises in its jurisdiction of creation, qualify and remain qualified in each jurisdiction in which, under then applicable law, the nature of its business or the ownership of its properties requires such qualification and obtain and maintain in full force all approvals, licenses (governmental and private) permits, and authorizations necessary to conduct its business and comply with its obligations under the Loan Documents. Pledgor will continue to operate Deli-Bon in a prudent and businesslike manner.

         SECTION 10.11 Compliance with Laws, Material Agreements, and Licenses. Pledgor will comply with all foreign and domestic laws, rules, regulations, ordinances, orders, judgments, and decrees applicable to it or any of its property, a breach of which (when considered alone or when aggregated with the effect of other breaches) could have a material adverse effect, will comply in all respects with all material agreements, indentures, mortgages, leases, and other documents to which it is a party or by which it or any of its property is bound and will keep in full force and effect all material licenses, permits, and franchises necessary or useful for the conduct of its business.

         SECTION 10.12 Maintenance of Assets and Insurance. Pledgor will keep all assets which are useful and necessary in the business in good working order and condition, make all necessary replacements and maintain, or cause to be maintained, such insurance as is customarily maintained by other businesses of comparable type and size with such financially sound and reputable insurers, in such amounts and covering such risks as shall be satisfactory and acceptable to the Secured Party.

         SECTION 10.13 Financial Information. Pledgor will furnish to the Secured Party within seven (7) days (a) such financial information and information regarding Payee and Deli-Bon as the Secured Party may from time to time reasonably request and (b) written notice of the occurrence of any event which would make any representation contained in Article III untrue at such time.


                                   ARTICLE 11

                                    REMEDIES

         SECTION 11.1 Actions upon Event of Default. In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Secured Party shall have all rights and remedies of a secured party upon default under the U.C.C. or other applicable law. Any notification required by law of any intended disposition by the Secured Party of any of the Collateral shall be deemed reasonably and properly given if given at least 15 days before such disposition. Without limitation of the above, the secured Party may, whenever an Event of Default shall have occurred and be continuing, without prior notice to Pledgor, take all or any of the following actions:

         (a) transfer all or any part of the Collateral into the name of the Secured Party or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

         (b) notify the parties obligated on any of the Collateral to make payment to the Secured Party of any amount due or to become due thereunder;

         (c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

         (d) endorse any checks, drafts, or other writings in Pledgor's name to allow collection of the Collateral;

         (e) take control of any proceeds of the Collateral; and

         (f) execute (in the name, place and stead of Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 11.2 Attorney-in-Fact. Pledgor hereby irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, the Secured Party, or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, upon the occurrence and continuance of an Event of Default, all actions described in Section 5.1.

         SECTION 11.3 Private Sales.

         (a) Pledgor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay sale of any of the Pledged Shares for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if Deli-Bon would agree to do so.

         (b) Pledgor further agrees to use its best efforts to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this Section 5.3 valid and binding and in compliance with any and all other applicable requirements of law.

         SECTION 11.4 Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as additional collateral security for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Secured Obligations in the following order:

         (a) first, Ratably, to the principal then due on the 30 Day Note;

         (b) second, Ratably, to the principal then due on the 60 Day Note;

         (c) third, Ratably, to the unpaid interest accrued and then due on the 5 Year Note (including any premium thereon); and

         (d) fourth, to any other Secured Obligations then due or owing.

Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 11.5 Indemnity and Expenses. Pledgor hereby indemnifies and holds harmless the Secured Party from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Secured Party's gross negligence or wilful misconduct. Upon demand, Pledgor will pay, or cause to be paid, to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Secured Party may incur in connection with:

         (a) the administration of this Agreement;

         (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

         (c) the exercise or enforcement of any of the rights of the Secured Party hereunder and any action taken by the Secured Party under Section 6.5; or

         (d) the failure by Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE 12

                                  MISCELLANEOUS

         SECTION 12.1 Amendments, etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing, signed by the Secured Party and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 12.2 Obligations Not Affected. The obligations of Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

         (a) any amendment or modification or addition or supplement to the Purchase Agreement, any other Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

         (b) any exercise, non-exercise or waiver by the Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to this Agreement, the Purchase Agreement or any Loan Document;

         (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Purchase Agreement or any Loan Document or any assignment or transfer of any thereof; or

         (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, death or incompetency of the Pledgor or any other Person, whether or not Pledgor shall have notice or knowledge of any of the foregoing.

         SECTION 12.3 Protection of Collateral. The Secured Party may from time to time, at its option, perform any act which Pledgor agrees hereunder to perform and which Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Secured Party may from time to time take any other action which the Secured Party reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 12.4 Addresses for Notices. All notices and other communications provided for hereunder to any party hereto under this Agreement shall be in writing or by facsimile and addressed or delivered to it at the address set forth below its signature hereto, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any such notice, if mailed and properly addressed with postage prepaid, shall be deemed given seven (7) calendar days after mailing; any notice, if transmitted by facsimile shall be deemed given when transmitted on a business day (with evidence of transmission confirmation).

         SECTION 12.5 Governing Law; Jurisdiction.

         (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         (b) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT SITTING IN DALLAS, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATED DOCUMENT (AND PLEDGOR AGREES THAT SUCH JURISDICTION WILL BE EXCLUSIVE WITH RESPECT TO CLAIMS BROUGHT BY PLEDGOR AGAINST THE SECURED PARTY), AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR FEDERAL COURT. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

         (c) Pledgor hereby irrevocably designates, appoints and empowers C.T. Corporation System, 350 N. St. Paul Street, Suite 2900, Dallas, Texas 75201, as its authorized agent to receive, for and on its behalf and on behalf of its property, service of process in the State of Texas when and as such legal actions or proceedings may be brought in the courts of the State of Texas or of the United States of America sitting in Texas, and such service of process shall be deemed complete upon the date of delivery thereof to such agent whether or not such agent gives notice thereof to Pledgor, or upon the earliest of any other date permitted by applicable law. It is understood that a copy of said process served on such agent will as soon as practicable be forwarded to Pledgor, at its address set forth below, but Pledgor's failure to receive such copy shall not affect in any way the service of said process on said agent as the agent of Pledgor. Pledgor irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of the copies thereof by certified mail, return receipt requested, postage prepaid, to Pledgor at its address set forth below, such service to become effective upon the earlier of (i) the date 10 calendar days after such mailing or (ii) any earlier date permitted by applicable law. Pledgor agrees that it will at all times continuously maintain an agent to receive service of process in the State of Texas and in the event that, for any reason, the agent named above or its successor shall no longer serve as its agent to receive service of process in the State of Texas on its behalf, it shall promptly appoint a successor so to serve and shall advise the Secured Party. Nothing in this Section 6.5 shall affect the right of the Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

         SECTION 12.6 Waiver of Jury Trial. Etc. THE SECURED PARTY, AND PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE SECURED PARTY OR PLEDGOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY'S ENTERING INTO THE PURCHASE AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                THE UNIMARK GROUP, INC.,
                                A Texas corporation


                                By:
                                   --------------------------------------------
                                     Soren Bjorn
                                     Chief Executive Officer, President and
                                     Secretary

                                Address:       P.O. Box 229
                                               Bartonville, Texas 76226

                                Telecopy No.:  (817) 491-1272

                                Attention:     Soren Bjorn

                                FRANCOIS GRAVIL - GUY PICARD
                                In trust for the company to be owned and operated by Francois Gravil and Guy Picard


                                ----------------------------------------
                                Francois Gravil



                                ----------------------------------------
                                Guy Picard

                                Telecopy No.: (418) 842-8926


STATE OF TEXAS          )
                        )
COUNTY OF DALLAS        )

         On the 11th day of October, 1999 before me personally came FRANCOIS GRAVIL, to me known who, being sworn, did depose and say that he is to own and operate the entity to be formed as Francois Gravil - Guy Picard with Guy Picard, described in and which executed the foregoing instrument and that he signed his name thereto in trust for, and on behalf of, said company to be owned and operated by Francois Gravil and Guy Picard.


                                ----------------------------------------
                                Notary Public


STATE OF TEXAS          )
                        )
COUNTY OF DALLAS        )


         On the 11th day of October, 1999 before me personally came GUY PICARD, to me known who, being sworn, did depose and say that he is to own and operate the entity to be formed as Francois Gravil - Guy Picard with Francois Gravil, described in and which executed the foregoing instrument; and that he signed his name thereto in trust for, and on behalf of, said company to be owned and operated by Francois Gravil and Guy Picard.


                                ----------------------------------------
                                Notary Public

                                  ATTACHMENT 1
                            (to the Pledge Agreement)


                             INITIAL PLEDGED SHARES

                       51% OF OUTSTANDING DELI-BON SHARES


    Stock                  Number of Shares Pledged         Certificate Number.
    -----                  ------------------------         -------------------

Common Stock                       739,500                         C-4






























ATTACHMENT 1 - Solo Page

                                    EXHIBIT G

                                SUPPLY AGREEMENT

                                SUPPLY AGREEMENT


         THIS SUPPLY AGREEMENT ("Agreement") dated as of October 11, 1999, by and among The UniMark Group, Inc., a Texas corporation ("UniMark") and Les Produits Deli-Bon, Inc., a Quebec corporation (the "Deli-Bon").

                                   WITNESSETH:

         WHEREAS, UniMark produces those certain raw materials and finished goods as identified on Exhibit A hereto (collectively, the "Products"); and

         WHEREAS, Deli-Bon desires to purchase the Products from UniMark;

         WHEREAS, UniMark is willing to sell the Products to Deli-Bon in accordance with and subject to the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged;

         IT IS AGREED:

         a.       AGREEMENT TO SUPPLY; TERMS OF PURCHASE

         UniMark hereby agrees to sell to Deli-Bon the respective Products for such prices as identified on Exhibit A hereto. The purchase price shall be "FOB McAllen, Texas" and payment shall be due within net 21 days.

         b.       TERM

         The term of this Agreement shall be until December 31, 2000.

         c.       SEVERABILITY

         If any part of this Agreement for any reason be declared invalid, such declaration shall not affect the validity of the remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would exercise the remaining portion of this Agreement without including therein any such part, parts or portions that may, for any reason, be hereafter declared invalid.

         d.       GOVERNING LAW

         This Agreement shall be interpreted and construed in accordance with and shall be governed by the laws of the State of Texas.

         e.       TERMINATION

         In the event Deli-Bon shall breach or fail to perform any of the terms or conditions of this Agreement, and provided that such breach or non-performance is not cured within such thirty (30) days then, UniMark may terminate this Agreement thirty (30) days after written notice of the nature of such breach or non-performance is delivered to the defaulting party.

         f.       DISPUTES BETWEEN PARTIES

         All controversies that may arise between the parties hereto including, but not limited to, those arising out of or related to this Agreement, shall be determined by binding arbitration applying the laws of the State of Texas. Any arbitration pursuant to this Agreement must be submitted to the British Columbia International Commercial Arbitration Centre (the Vancouver Centre for Commercial Disputes) in Vancouver, Canada for binding arbitration, to the exclusion of courts of law, in accordance with its arbitration rules. The parties hereto have required that any arbitration proceeding be conducted in the English language. Les parties ont requis que tous l'arbitrage soient en langue anglaise. The arbitration shall be final and binding upon all the parties (so long as the award was not procured by corruption, fraud nor undue means), and the arbitrators award shall not be required to include factual findings or legal reasoning.

         g.       TITLES NOT LIMITING

         Titles to paragraphs of this Agreement are for the purpose of information and guidance only, are not part of this Agreement, and shall in no way be deemed to limit the effect of any language to which they relate.

         h.       INTEGRATION OF AGREEMENT

         This Agreement constitutes the entire agreement between the parties and supersedes all prior negotiations, understandings and agreements, if any, between the parties. This Agreement may not be amended or modified orally but may be amended or modified only by written instrument signed by the parties hereto.

         i.       SUCCESSION

         All rights of the parties under this Agreement shall accrue to the benefit of their successors and assigns.

         j.       CONSENT TO ASSIGNMENT

         Deli-Bon must obtain the prior written consent of UniMark before assigning any of its rights, title or interest under this Agreement. Any assignment without such prior written consent shall be null and void.


         IN WITNESS WHEREOF, this Agreement has been duly executed in duplicate by a duly authorized officer of the parties hereto.




                              THE UNIMARK GROUP, INC.,
                              A Texas corporation



                              By:
                                 ----------------------------------------
                                       Soren Bjorn
                                       Chief Executive Officer, President and
                                       Secretary

                              Address:       P.O. Box 229
                                             Bartonville, Texas 76226

                              Telecopy No.:  (817) 491-1272

                              Attention:     Soren Bjorn

                              DELI-BON:


                              --------------------------------------------------
                              By: Francois Gravil
                              Title:
                                    ---------------

                              Telecopy No.: (418) 842-8926

                                    EXHIBIT H

                             DISTRIBUTION AGREEMENT

                        EXCLUSIVE DISTRIBUTION AGREEMENT


         THIS EXCLUSIVE DISTRIBUTION AGREEMENT ("Agreement") dated as of October 11, 1999, by and among The UniMark Group, Inc., a Texas corporation ("UniMark") and Les Produits Deli-Bon, Inc., a Quebec corporation (the "Deli-Bon").

                                   WITNESSETH:

         WHEREAS, UniMark is the owner of the entire rights, title and interest in and to the name "Fruits of Four Seasons" and related trade names, marks and symbols, and with regard to such names, marks and symbols Deli-Bon hereby expressly recognizes and concedes that Licensor is presently the exclusive owner of same; and

         WHEREAS, Deli-Bon desires to be granted an exclusive right to distribute and sell "Fruits of Four Seasons" products produced by UniMark's subsidiaries (the "Products") in Canada;

         WHEREAS, UniMark is willing to grant an exclusive right to Deli-Bon in accordance with and subject to the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged;

         IT IS AGREED:

         k.       GRANT

         UniMark hereby grants to Deli-Bon the exclusive right to distribute and sell the Products in Canada.

         l.       TERM

         The term of this Agreement shall be for a period of four (4) years commencing on the effective date of this Agreement and ending on the anniversary date of such commencement (the "Anniversary Date"). This Agreement shall be renewed on the Anniversary Date of each successive year thereafter unless (i) UniMark or Deli-Bon shall give to the other party a notice of cancellation at least thirty (30) days prior to any Anniversary Date, to be effective on such Anniversary Date, or (ii) it is earlier terminated as set forth in Paragraph 7 hereof.

         m.       PURCHASE PRICE FOR PRODUCTS

         The purchase price for the Products shall be negotiated annually in good faith between UniMark and Deli-Bon at least 30 days prior the commencement of the next calendar year. The purchase price shall be "FOB McAllen, Texas" and payment shall be due within net 21 days.

         n.       RELATIONSHIP OF THE PARTIES

         This Agreement does not create nor is it to be construed as creating a partnership, joint venture or the relationship of principal and agent between UniMark and Deli-Bon. Deli-Bon is and shall at all times be deemed to be a separate entity. No representations shall be made by either party that would create an agency, partnership or joint venture, and neither party shall have authority to act for the other in any manner to create obligations or debts that purport to be binding on the other, except as expressly provided in this Agreement. There shall be no liability on the part of UniMark to any person for any debts, liabilities or other obligations incurred on behalf of Deli-Bon and its business unless UniMark expressly agrees in writing to pay such debts.

         o.       SEVERABILITY

         If any part of this Agreement for any reason be declared invalid, such declaration shall not affect the validity of the remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would exercise the remaining portion of this Agreement without including therein any such part, parts or portions that may, for any reason, be hereafter declared invalid.

         p.       GOVERNING LAW

         This Agreement shall be interpreted and construed in accordance with and shall be governed by the laws of the State of Texas.

         q.       TERMINATION

         In the event Deli-Bon shall:

         (a) breach or fail to perform any of the terms or conditions of this Agreement, and provided that such breach or non-performance is not cured within such thirty (30) days; or

         (b) does not purchase at least $100,000 (US) of Product during any calendar year; or

         (c) engages in gross negligence or willful misconduct with respect to the distribution and sale of the Product;

then, UniMark may terminate this Agreement thirty (30) days after written notice of the nature of such breach or non-performance is delivered to the defaulting party.

         r.       DISPUTES BETWEEN PARTIES

         All controversies that may arise between the parties hereto including, but not limited to, those arising out of or related to this Agreement, shall be determined by binding arbitration applying the laws of the State of Texas. Any arbitration pursuant to this Agreement must be submitted to the British Columbia International Commercial Arbitration Centre (the Vancouver Centre for Commercial Disputes) in Vancouver, Canada for binding arbitration, to the exclusion of courts of law, in accordance with its arbitration rules. The parties hereto have required that any arbitration proceeding be conducted in the English language. Les parties ont requis que tous l'arbitrage soient en langue anglaise. The arbitration shall be final and binding upon all the parties (so long as the award was not procured by corruption, fraud nor undue means), and the arbitrators award shall not be required to include factual findings or legal reasoning.

         s.       TITLES NOT LIMITING

         Titles to paragraphs of this Agreement are for the purpose of information and guidance only, are not part of this Agreement, and shall in no way be deemed to limit the effect of any language to which they relate.

         t.       INTEGRATION OF AGREEMENT

         This Agreement constitutes the entire agreement between the parties and supersedes all prior negotiations, understandings and agreements, if any, between the parties. This Agreement may not be amended or modified orally but may be amended or modified only by written instrument signed by the parties hereto.

         u.       SUCCESSION

         All rights of the parties under this Agreement shall accrue to the benefit of their successors and assigns.

         v.       CONSENT TO ASSIGNMENT

         Deli-Bon must obtain the prior written consent of UniMark before assigning any of its rights, title or interest under this Agreement. Any assignment without such prior written consent shall be null and void.

         IN WITNESS WHEREOF, this Agreement has been duly executed by a duly authorized officer of the parties hereto on the day and year first above written..



                              THE UNIMARK GROUP, INC.,
                              A Texas corporation



                              By:
                                 ----------------------------------------
                                       Soren Bjorn
                                       Chief Executive Officer, President and
                                       Secretary

                              Address:       P.O. Box 229
                                             Bartonville, Texas 76226

                              Telecopy No.:  (817) 491-1272

                              Attention:     Soren Bjorn

                              DELI-BON:


                              --------------------------------------------------
                              By: Francois Gravil
                              Title:
                                    ---------------

                              Telecopy No.: (418) 842-8926

                                    EXHIBIT I

                                   LIABILITIES

                                   EXHIBIT I

                           LES PRODUITS DELI-BON INC.

As requested and for your information; in the best of our knowledge, as of October 4, 1999, the liabilities of Les Produits Deli-Bon Inc. are:

                                                   CANADIAN FUNDS       US FUNDS
                                                                      (CONVERSION)
Line of credit                     (authorized):          500,000          340,000
                                   (used):                      0                0

Loan (Caisse Populaire Les Saules):                       140,558           98,761

Advance from UniMark Group:                               450,540          300,000(1)

Advance from UniMark Foods:                               450,097          299,705(2)

Current liabilities

       - Accounts payable:                                400,000          273,000

       - Accrued liabilities:                             230,000          157,000

       - GST & QST payable:                                66,000           45,000

       - Income tax payable:                              100,000           63,000

Deferred income tax:                                       35,000           26,000




/s/ GISELE CHOUINARD
-------------------------
Gisele Chouinard, CA
Secretary, Les Produits Deli-Bon Inc.





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(1) This amount had been converted into the 5 Year Note at the Closing.
(2) This amount will be canceled at the Closing.